SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/ Preliminary Proxy Statement
/_/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Sooner Holdings, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

PRELIMINARY PROXY STATEMENT

                              SOONER HOLDINGS, INC.
                              2680 W. Interstate 40
                          Oklahoma City, Oklahoma 73108
                                 (405) 236-8332

                     --------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 16, 1996
                     --------------------------------------


TO THE HOLDERS OF COMMON STOCK OF SOONER HOLDINGS, INC.:

         NOTICE IS HEREBY GIVEN that the 1995 Annual Meeting of Shareholders of Sooner Holdings, Inc. (the "Company"), an Oklahoma corporation, will be held at the Company's corporate offices, 2680 W. Interstate 40, Oklahoma City, Oklahoma 73108 at 3:00 P.M., local time, on Wednesday, October 16, 1996 for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated September 18, 1996:

1. To elect three directors of the Company to serve for the ensuing year or until their successors are elected and qualified.

2. To consider and act upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ended December 31, 1996.

3. To transact such other business that may properly be brought before the meeting or any adjournments thereof.

         Only shareholders of record as shown on the books of the Company at the close of business on September 4, 1996 will be entitled to receive notice of and to vote at the meeting or any adjournments thereof.

         You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SPECIFY YOUR CHOICES ON THE ENCLOSED PROXY AND DATE, SIGN AND RETURN THE PROXY IN THE RETURN ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

By order of the Board of Directors,




David B. Talbot, Jr.
Secretary


Approximate date of mailing to shareholders:
September 18, 1996


- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
To ensure your representation at the meeting, please mark, sign, date and return the enclosed proxy card as soon as possible in the enclosed envelope. If you attend the meeting, you may vote in person even if you returned a proxy.
- --------------------------------------------------------------------------------

PRELIMINARY PROXY STATEMENT

                              SOONER HOLDINGS, INC.
                              2680 W. Interstate 40
                          Oklahoma City, Oklahoma 73108
                                                  (405) 236-8332

                     --------------------------------------
                                 PROXY STATEMENT
                       for Annual Meeting of Shareholders
                         to be held on October 16, 1996
                     --------------------------------------


         This Proxy Statement and the enclosed Proxy are being mailed to shareholders on or about September 18, 1996, in connection with the solicitation by the Board of Directors (the "Board") of Sooner Holdings, Inc. (the "Company") of proxies, in the accompanying form, from holders of the Company's common stock, to be voted at the Annual Meeting of Shareholders to be held on Wednesday, October 16, 1996 and at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         Proxies are being solicited by the mailing of this Proxy Statement and the accompanying Proxy to common shareholders of record who are entitled to vote at the 1995 Annual Meeting. In addition, directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally, by mail or by telephone. All expenses of the solicitation will be borne by the Company, including the cost of preparing, assembling and mailing the proxies and solicitation material. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's common stock.

         The inspector of election appointed for the meeting will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If the broker indicates on a proxy that the broker does not have discretionary authority as to certain shares to vote on a particular matter, such shares will not be considered as present and entitled to vote with respect to that matter.

         The Board has fixed the close of business on September 4, 1996 as the record date for determining the shareholders entitled to receive notice of and to vote at the 1995 Annual Meeting. Persons who were not shareholders at such time will not be allowed to vote at the 1995 Annual Meeting. At the close of business on September 4, 1996, the Company had 6,412,528 shares of common stock, $.001 par value per share, issued and outstanding. Each share of common stock is entitled to one vote on each matter to be voted on at the 1995 Annual Meeting. Holders of common stock are not entitled to cumulative voting rights in the election of directors.

         All duly executed proxies that are returned to the Company prior to or at the 1995 Annual Meeting will be voted in accordance with the choices indicated on each such proxy. If a proxy is duly executed but does not specify any or all choices on it, the proxy will be voted: to elect the director nominees proposed by the Board and listed in this Proxy Statement and on the Proxy; to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending on December 31, 1996 and to act upon such other business matters that may properly be brought before the meeting or any adjournments thereof. Any shareholders giving a proxy may revoke it at any time prior to its use at the 1995 Annual Meeting by filing with the Secretary of the Company a revocation of the proxy, or by delivering to the Company, a duly executed proxy bearing a later date or by attending the 1995 Annual Meeting and voting in person.

                     --------------------------------------

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nomination

         The By-Laws of the Company provide that directors shall hold office until the Annual Meeting of Shareholders next held after their election and until their successors are elected and qualified. Accordingly, the

PRELIMINARY PROXY STATEMENT

entire Board, consisting of three members, will be re-elected at the 1995 Annual Meeting. If re-elected, such individuals will serve until the next Annual
Meeting of Shareholders and until their successors are duly elected and qualified. All three of the nominees (R. C. Cunningham II, David B. Talbot, Jr., and Michael S. Williams) are incumbent members of the Board. Messrs. Cunningham and Talbot were elected at the 1989 Annual Meeting of Shareholders. Mr. Williams was elected at the 1994 Annual Meeting of Shareholders.

         If, prior to the 1995 Annual Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee if one is selected by the Board.

Board Recommendation

         The selection of each nominee requires the affirmative vote of a majority of the votes cast, considering all common votes together, represented in person or by proxy at the 1995 Annual Meeting. In the absence of other instructions, the proxies solicited hereby will be voted FOR each of the individuals listed below, each of whom the Board has nominated for election as a director of the Company.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE SELECTION OF EACH OF THE NOMINEES LISTED BELOW.

                     --------------------------------------

Information about Nominees

         The current directors of the Company and their principal occupation are listed below. Each director will serve until the next Annual Meeting of Shareholders or until their respective successors have been elected and duly qualified. Directors serve one-year terms. There are no family relationships between any director. The following has been furnished to the Company by the respective nominees for director. The ownership amount and percent represents shares of the Company's common stock beneficially owned by each of them as of September 4, 1996:

                                                                                                   Ownership (1)
                                         Director                                                  -------------
       Name                    Age        since         Principal occupation                   Amount        Percent
       ----                    ---        -----         --------------------                   ------        -------

R. C. Cunningham II             69        6/1/89  Chairman and President, Sooner
                                                    Holdings, Inc.                            3,775,413      58.88%

Michael S. Williams (2)         49      12/15/93  Managing Director, Bulldog Investment
                                                    Company, L.L.C.                            576,119        8.99%

David B. Talbot, Jr.            58      11/13/89  Principal Agent, Talbot Investment
                                                    Co.                                         2,500             *

- ----------
*     less than 1%

(1) The amount and percent of ownership is based on the total shares of common stock outstanding of 6,412,528 shares as of September 4, 1996.

(2) Includes 300,000 shares of common stock owned by Bulldog Investment Company, L.L.C. ("Bulldog") of which Mr. Williams is a Managing Director. Also includes 51,278 shares of common stock owned by Matrix Resources, Inc. of which Mr. Williams is the President and sole owner. Does not include the shares owned by ShareData Inc. ("ShareData") for which Bulldog disclaims any voting and dispositive control over ShareData (see further discussion under "Relationship with Bulldog Investment Company, L.L.C." and "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

PRELIMINARY PROXY STATEMENT

Resumes of Nominees

         R. C. Cunningham II. Mr. Cunningham has been the Chairman of the Board and President of the Company since June 1988 and of two of its subsidiaries:
Charlie O Beverages, Inc. (formerly Charlie O Marketing Co.) and Charlie O Business Park Incorporated since their respective inceptions. From 1965 to 1986, Mr. Cunningham was in the construction business as CEO and owner of Rayco Construction Company. Mr. Cunningham continues to serve as President of Midwest Property Management and Service Co., Inc., a company involved in real estate property management.

         David B. Talbot, Jr. Mr. Talbot has been the Secretary and a director of the Company since November 1988 and of two of its subsidiaries: Charlie O Beverages, Inc. (formerly Charlie O Marketing Co.) and Charlie O Business Park Incorporated since their respective inceptions. From 1985 to present, Mr. Talbot has been the Principal Agent for Talbot Investment Co., a commercial real estate brokerage firm. From 1967 to 1985, Mr. Talbot was the CEO and owner of Talbot & Company, also a commercial real estate brokerage firm. Mr. Talbot is also an Advisory Director for Transitional Living Centers of America since May 1995. Mr. Talbot has a BA degree from the University of Oklahoma in 1960.

         Michael S. Williams. Mr. Williams has been a director of the Company since December 1993. Mr. Williams is also the President and a director of two of the Company's subsidiaries: SD Properties, Inc. ("SDPI") and On TV Incorporated ("ONTV"). Since December 1993, Mr. Williams has been the Chief Executive Officer and, along with Mr. Lang (see "Executive Officers" later in this Proxy Statement), is a Managing Director of Bulldog. Bulldog is a Phoenix, Arizona-based investment company and merchant banking firm. From November 1990 to 1994, Mr. Williams was the principal of Bucher & Williams, a Phoenix, Arizona-based privately owned merchant and investment banking firm.

         From October 1987 to November 1990, Mr. Williams was the Chief Executive Officer, President, and director of ShareData Inc., a publicly traded software company based in Chandler, Arizona. On December 30, 1993, ShareData voluntarily filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the District of Arizona (Case no. 93-13311). On December 15, 1995, ShareData's Plan of Reorganization was confirmed by the Bankruptcy Court and Mr. Williams became the President of the reorganized company on this date (see further discussion under "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

         From May 1990 to October 1990, Mr. Williams was the Secretary, Chief Financial Officer and a director of VDG Capital Corporation ("VDG"), a publicly traded software company based in Chandler, Arizona. On August 21, 1991, an involuntary bankruptcy under Chapter 11 was filed against VDG in the United States Bankruptcy Court for the District of Arizona. On July 22, 1994, VDG's Plan of Reorganization was confirmed by the bankruptcy court and Mr. Williams became the CEO, President and a director of the reorganized company (now called Vinculum Incorporated) on this date.

         Prior to 1987, Mr. Williams had been continuously employed in the securities business as an investment banker with various registered broker-dealers in Detroit, Michigan. Mr. Williams has a BA Degree from Pennsylvania State University (1969) and an MBA from The Wharton Graduate School of the University of Pennsylvania (1974).

Committee and Board Meetings

         The Company had no standing audit or nominating committee of its Board or committees performing similar functions during fiscal 1995. The directors have regularly communicated to discuss the Company's affairs and also have held periodic board meetings to transact and approve appropriate business. Directors have received no compensation or expenses for attending board meetings. The compensation committee, which consists of director Cunningham, did not act during fiscal 1995. Mr. Cunningham has the authority to supervise the administration of the 1995 Stock Option Plan (the "Plan"), determine which officers, employees and/or non-employee directors will be granted options, the number of shares covered by each option, the timing of option grants, the option period and manner of exercise, whether the option will be an incentive option or a non-qualified

PRELIMINARY PROXY STATEMENT

option and other terms and provisions of each individual option agreement. No options have been granted under this Plan as of September 18, 1996.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information regarding the beneficial ownership of the common stock of the Company as of September 4, 1996 by each shareholder who is known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, by each director and by each executive officer and by all directors and officers as a group. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the entities named has sole voting and investment power with respect to such securities. The Company anticipates that each of the proposed directors will vote shares they own or control "FOR" each of the matters to be voted upon at the 1995 Annual Meeting.

                                                                Number of
                       Name and Address of                       common                   Percent of
                        Beneficial Owners                       shares (1)                   Class
                        -----------------                       ----------                   -----
             R. C. Cunningham II (6)
             2680 W. Interstate 40
             Oklahoma City, OK  73108                           3,775,413                    58.88%

             Bulldog Investment Company, L.L.C. (2)
             2117 S. 48th Street, Suite 105
             Tempe, AZ  85282                                     300,000                     4.68%

             Sheldon L. Miller (3)
             3000 Town Center, Ste. 1700
             Southfield, MI  48075                              1,149,736                    17.93%

             Michael S. Williams (4) (7)
             3710 E. Kent Drive
             Phoenix, AZ  85044                                   576,119                     8.99%

             Lanny R. Lang (5) (8)
             3536 E. Saltsage Drive
             Phoenix, AZ  85044                                   426,203                     6.65%

             ShareData Inc.
             2117 S. 48th St., Ste. 105
             Tempe, AZ  85282                                     827,753                    12.91%

             David B. Talbot, Jr. (6)
             5929 N. May Ave., Ste. 207
             Oklahoma City, OK  73112                               2,500                         *

             All officers and directors as
               a group (4 persons)                              4,480,234                    69.87%

- ----------
*        less than 1%

         Unless otherwise indicated, to the Company's knowledge, each person or group possesses sole voting and sole investment power with respect to the shares shown opposite the name of such person or group. Shares not outstanding, but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days, are treated as outstanding only when determining the amount and percent owned by such person or group.

PRELIMINARY PROXY STATEMENT


(1) The number of shares and percent are based on the current number of shares of common stock outstanding of 6,412,528 shares.

(2) Does not include shares held by Messrs. Williams and Lang, officers and/or directors of the Company, by virtue of their control and positions as Managing Directors and shareholders of Bulldog. The amount and percent does not include the shares owned by ShareData for which Bulldog disclaims any voting and dispositive control over ShareData (see further discussion under "Relationship with Bulldog Investment Company, L.L.C." and "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

(3) Includes 827,753 shares held by ShareData of which Mr. Miller is the Chairman of the Board, CEO and President and sole director (see further discussion under "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

(4) Includes 300,000 shares of common stock owned by Bulldog of which Mr. Williams is a Managing Director. Also includes 51,278 shares of common stock owned by Matrix Resources, Inc. of which Mr. Williams is the President and sole owner. The amount and percent does not include the shares owned by ShareData for which Bulldog disclaims any voting and dispositive control over ShareData (see further discussion under "Relationship with Bulldog Investment Company, L.L.C." and "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

(5) Includes 300,000 shares of common stock owned by Bulldog of which Mr. Lang is a Managing Director. The amount and percent does not include the shares owned by ShareData for which Bulldog disclaims any voting and dispositive control over ShareData (see further discussion under "Relationship with Bulldog Investment Company, L.L.C." and "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

(6)   An officer and director of the Company.

(7)   A director of the Company.

(8)   An officer of the Company.

                               EXECUTIVE OFFICERS

         The executive officers of the Company as of September 18, 1996, and/or its subsidiaries and their positions held in the Company and/or its subsidiaries are listed in the table below. Officers are appointed by the Board. There are no family relationships between any officers of the Company.

      Name                             Age                      Title                                 Officer since
      ----                             ---                      -----                                 -------------
R. C. Cunningham II                     69       CEO and President, Sooner Holdings, Inc.                   6/1/88 *
                                                 CEO and President, Charlie O Beverages, Inc.              6/16/89 *
                                                 CEO and President, Charlie O Business Park
                                                   Incorporated                                            3/15/91 *

David B. Talbot, Jr.                    58       Secretary, Sooner Holdings, Inc.                         11/13/88 *
                                                 Secretary, Charlie O Beverages, Inc.                      6/16/89
                                                 Secretary and Treasurer, Charlie O Business
                                                   Park Incorporated                                       3/15/91 *

Michael S. Williams                     49       President, SD Properties, Inc.                            2/15/90 *
                                                 President, On TV Incorporated                             3/31/96

PRELIMINARY PROXY STATEMENT

Lanny R. Lang                           38       Treasurer, Sooner Holdings, Inc.                         12/15/93
                                                 Treasurer, Charlie O Beverages, Inc.                     12/15/93
                                                 Secretary and Treasurer, SD Properties, Inc.              2/15/90 *
                                                 Treasurer, On TV Incorporated                             5/31/94 *
                                                 Secretary, On TV Incorporated                             3/31/96

*        Date of inception of the respective companies.

         The  antecedents  of  Messrs.  Cunningham,   Talbot  and  Williams  are
incorporated herein by reference to the section entitled "Resumes of Nominees," found on page 3 of this Proxy Statement.

         Lanny R. Lang. Mr. Lang has been the Treasurer of the Company and its subsidiary, Charlie O Beverages, Inc. (formerly Charlie O Marketing Co.) since December 1993. Mr. Lang has also been the Secretary, Treasurer and a director of SDPI since February 1990 and Treasurer and a director of ONTV since May 1994 and additionally the Secretary since March 1996. Since December 1993, Mr. Lang has been the Chief Financial Officer and, along with Mr. Williams, is a Managing Director of Bulldog. From March 1991 to 1994, Mr. Lang was the principal of Lang Financial Services, Inc. ("LFSI"). LFSI is a Phoenix, Arizona-based privately owned management and accounting consulting firm. From November 1991 to October 1992, Mr. Lang was also the Chief Financial Officer of Pantheon Industries, Inc. ("Pantheon"), a public holding company based in Scottsdale, Arizona.

         From October 1990 to March 1991, Mr. Lang was the Secretary, Chief Financial Officer and a director of VDG Capital Corporation, a publicly traded software company based in Chandler, Arizona. On August 21, 1991, an involuntary bankruptcy under Chapter 11 was filed against VDG in the United States Bankruptcy Court for the District of Arizona. On July 22, 1994, VDG's Plan of Reorganization was confirmed by the bankruptcy court and Mr. Lang became the Secretary, Treasurer and a director of the reorganized company (now called Vinculum Incorporated) on this date.

         From January 1986 to October 1990, Mr. Lang was the Controller and Treasurer of ShareData Inc., a publicly traded software company based in Chandler, Arizona. On December 30, 1993, ShareData voluntarily filed for Chapter 11 bankruptcy in the United States Bankruptcy Court for the District of Arizona (Case no. 93-13311). On December 15, 1995, ShareData's Plan of Reorganization was confirmed by the Bankruptcy Court and Mr. Lang became the Secretary and Treasurer of the reorganized company on this date (see further discussion under "Relationship with ShareData Inc." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement). Prior to joining ShareData, Mr. Lang was employed by Price Waterhouse in Minneapolis, Minnesota for six years. Mr. Lang has a BA Degree in Accounting from the University of Northern Iowa (1980).

         In 1993, the Securities and Exchange Commission (the "SEC") instituted public administrative proceedings against Pantheon, its officers, directors and certain unrelated parties, including Mr. Lang, regarding Pantheon's reporting of certain transactions in its 1991 Form 10-K. In October 1994, Mr. Lang settled the SEC's claims against him, without admitting or denying the SEC's charges, by consenting to the entry of a cease and desist order prohibiting violation of certain specified reporting, recordkeeping and internal control provisions of the Securities Exchange Act of 1934 and rules thereunder.


                             EXECUTIVE COMPENSATION

         The following table sets forth all cash compensation paid by the Company to each of the executive officers of the Company whose aggregate cash compensation exceeds $60,000 and to all executive officers as a group for services rendered during the fiscal year ended December 31, 1995:

            Name                            Primary capacity in which served*          Compensation (1)
            ----                            ---------------------------------          ----------------
R. C. Cunningham II (2)               Chairman of the Board and President; Sooner
                                        Holdings, Inc.                                  $             -0-

PRELIMINARY PROXY STATEMENT

David B. Talbot, Jr.                  Secretary; Sooner Holdings, Inc.                  $             -0-

Michael S. Williams (3)               President; SD Properties, Inc.                    $             -0-
                                      President; On TV Incorporated                     $             -0-

Lanny R. Lang (3)                     Treasurer; Sooner Holdings, Inc.                  $             -0-

All Executive Officers as a Group
  (4 persons)                                                                           $             -0-

- ----------

* The executive officers may serve in other capacities with the Company and/or its subsidiaries (see the section entitled Executive Officers earlier in this Proxy Statement.)

(1) None of the executive officers of the Company receive cash compensation. All cash is currently being used to permit the Company to operate as a going concern. The Board is authorized to reimburse officers and directors for actual expenses incurred and set compensation for officers as funds for such purpose become available.

(2) In December 1993, Mr. Cunningham entered into a new Incentive Compensation Agreement, which provides remuneration to Mr. Cunningham based only on the Company's revenue performance. Mr. Cunningham receives no base compensation and will receive a cash incentive fee of five percent of the Company's gross revenues, payable on a quarterly basis (see further discussion under "Relationship with R. C. Cunningham" under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

(3) Messrs. Williams and Lang have only been compensated through Bulldog (see further discussion under "Relationship with Bulldog Investment Company, L.L.C." under the section entitled Certain Relationships and Related Transactions later in this Proxy Statement).

Stock Option Plan

         Executive officers, employees and non-employee directors of the Company and its subsidiaries may be awarded additional compensation pursuant to the 1995 Stock Option Plan (the "Plan"). Pursuant to the Plan, 2,000,000 shares of the Company's common stock are reserved for issuance. Options granted under the Plan are to be at amounts that are equal to or greater than the fair market value of the Company's common stock at date of grant. Each outstanding option has a maximum term of ten years and, unless otherwise provided, is exercisable immediately upon issuance. As of September 18, 1996, no options were granted or outstanding.

Bonuses and Deferred Compensation

         No cash bonuses were paid by the Company to any executive officer during the year ended December 31, 1995. The Company did not have any deferred compensation plan or arrangement pursuant to which benefits, remuneration, value, or compensation was or is to be granted, awarded, entered, set aside, or accrued for the benefit of any executive officer of the Company as of December 31, 1995.

Compensation Pursuant to Plans Including Pension, Stock Option, and Stock Appreciation Rights Plans

         As of September 18, 1996, other than the Company's 1995 Stock Option Plan, the Company does not have any stock appreciation rights plans, phantom stock plans, or any other incentive or compensation plan or arrangement pursuant to which benefits, remuneration, value, or compensation was or is to be granted, awarded, entered, set aside, or accrued for the benefit of any executive officer of the Company.

Termination of Employment and Change of Control Arrangement

         During the year ended December 31, 1995, no officer, director, or principal shareholder of the Company either received or is to receive any remuneration as a result of either: (i) the termination of such person's

PRELIMINARY PROXY STATEMENT

employment whether by resignation, retirement, or otherwise; or (ii) a change of control of the Company or a change in such individual's responsibilities following a change in control of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has adopted a policy that any transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Board and based upon a determination that these transactions are on terms no less favorable to the Company than those which could be obtained by unaffiliated third parties. This policy could be terminated in the future. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board or a committee thereof which approves such a transaction.

         The following are transactions considered by the Company to be significant of disclosure pursuant to Regulation 228.404 of Regulation S-B. Any references to Notes refer to the Notes to the Consolidated Financial Statements included in the Company's Form 10-KSB for the fiscal year ended December 31, 1995 (the "1995 10-KSB"), incorporated herein by reference.

Relationship with Bulldog Investment Company, L.L.C.

                   Bulldog is a Phoenix, Arizona-based investment company and merchant banking firm. The principals of Bulldog, Messrs. Williams and Lang, are also officers and/or directors of the Company and/or its subsidiaries.

Relationship with ShareData Inc.

         In December 1993, the Company acquired SDPI in exchange for shares of common stock. ShareData was the majority shareholder of SDPI and received 887,753 shares or approximately 17% of the Company after the transaction. ShareData emerged from Chapter 11 Bankruptcy on December 15, 1995 (Case No. 93-13311). As part of the Bankruptcy, ShareData is to distribute the stock it owns of the Company to its creditors.

Relationship with Wheel of Bargains, Inc.

         Wheel of Bargains, Inc. (formerly Bulldog Leasing & Finance Corp.) ("WOBI") is a Phoenix, Arizona-based company formerly specializing in leasing and financing to higher risk companies. WOBI is a subsidiary of ShareData.

Relationship with Phoenix Financial Reporting Group, Inc.

         Phoenix Financial Reporting Group, Inc. ("PFRG"), is a Phoenix, Arizona-based company specializing in financial annual report design and publishing for public companies. PFRG is a subsidiary of ShareData.

Relationship with R.C. Cunningham II

         In December 1993, the Company entered into an Incentive Compensation Agreement with Mr. Cunningham. This agreement provides remuneration to Mr. Cunningham based only on the Company's revenue performance. Mr. Cunningham receives no base compensation, but will receive a cash incentive fee of five percent of the Company's gross revenues payable on a quarterly basis. Also, Mr. Cunningham has personally guaranteed almost $2,000,000 of the Company's short and long-term debt obligations.

Relationship with Talbot Investment Co.

         Talbot Investment Co. ("Talbot"), is an Oklahoma City, Oklahoma-based commercial real estate brokerage firm. Mr. David Talbot, the Secretary and a director of the Company and Charlie O Business Park Incorporated (the "Business Park"), a subsidiary, is also the principal agent for Talbot. Talbot handles all

PRELIMINARY PROXY STATEMENT

the property management services for the Business Park and receives normal and customary commissions and fees for providing these services.

                     --------------------------------------

                                  PROPOSAL TWO
                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board has selected Arthur Andersen LLP as its independent auditors for the 1996 fiscal year ending on December 31, 1996. Arthur Andersen LLP audited the Company's financial statements for the fiscal year ended December 31, 1995. During the period since their appointment, Arthur Andersen LLP has provided audit services in connection with the annual financial statements, filings with SEC and other various audit-related accounting matters.

         In the two most recent fiscal years there were no disagreements with Arthur Andersen LLP or the Company's predecessor auditor, Jaak Olesk, CPA, on any material aspect of financial statement disclosure, accounting principles, or practices or auditing scope or procedure nor were there were any "reportable events" as that term is defined in Item 304(a)(i)(v) of Regulation S-K. In each of the past three years, the Company has received an opinion calling attention to a "going concern" issue due to the Company incurring recurring losses from operations that raised substantial doubt about its ability to continue as a going concern.

         In addition, in the two most recent fiscal years and any subsequent interim period prior to their engagement, the Company did not consult with Arthur Andersen LLP on any matter of accounting principles or practices, on the type of audit opinion that might be rendered on the Company's financial statements, or on any accounting, auditing or financial reporting issue.

Board Recommendation

         For approval of the appointment of Arthur Andersen LLP as independent auditor for the 1996 fiscal year ending on December 31, 1996, the affirmative vote of a majority of the outstanding voting shares of the common stock of the Company entitled to vote thereon is required. Unless otherwise specified, proxies solicited by the Board will be voted FOR ratification of the appointment of Arthur Andersen LLP.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL.

                     --------------------------------------


                              SECTION 16(A) REPORTS

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

         Based solely on a review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 1995 all the reporting persons complied with Section 16(a) filing requirements except as follows: (i) Mr. Cunningham filed a Form 3 in July 1996 to report the acquisition of 3,815,413 shares in December 1993; (ii) Mr. Williams filed a Form 3 in July 1996 to report the acquisition of 426,119 shares in December 1993; (iii) Mr. Lang filed a Form 3 in July 1996 to report the acquisition of 276,202 shares in December 1993; (iv) Mr. Miller filed a Form 3 in July 1996 to report the acquisition of 1,209,736 shares in December 1993; (v) ShareData filed a Form 3 in July 1996 to report the acquisition of 887,753 shares in December 1993; (vi) Mr. Talbot filed a Form 3 in July 1996 to report the acquisition of 2,500 shares in March 1988; (vii) Mr. Cunningham filed a Form 4 in July 1996 to report the sale of 40,000 shares in February 1996; (viii) ShareData filed a Form 4 in July 1996 to report the sale of 30,000 shares in December 1995; and (ix) ShareData filed Form 4's in July 1996 to report the sale of 10,000 and 20,000 shares in January and February, 1996, respectively.

PRELIMINARY PROXY STATEMENT

                                   FORM 10-KSB

         UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF THE SOONER HOLDINGS, INC. ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 1996, TO EACH PERSON WHO WAS A BENEFICIAL SHAREHOLDER OF THE COMPANY AS OF SEPTEMBER 4, 1996. SUCH REQUESTS SHOULD BE SENT TO SOONER HOLDINGS, INC., ATTN.: CORPORATE SECRETARY, AT THE COMPANY'S PRINCIPAL OFFICES AT 2680 W. I-40, OKLAHOMA CITY, OKLAHOMA 73108.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in Sooner Holdings, Inc. proxy statement for its 1996 Annual Meeting of Shareholders must deliver such proposal in writing to Sooner Holdings, Inc.,
Attn.: Corporate Secretary, at the Company's principal offices at 2680 W. Interstate 40, Oklahoma City, Oklahoma 73108, no later than February 15, 1997.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board knows of no other business that will be presented for consideration at the 1995 Annual Meeting other than that which has been referred to in this Proxy Statement. If any other business properly comes before the meeting, the appointee named in the proxies will vote the proxies in accordance with their best judgment.

By order of the Board,




David B. Talbot, Jr.
Secretary


Dated:   September 18, 1996

                              SOONER HOLDINGS, INC.
              2680 W. Interstate 40, Oklahoma City, Oklahoma 73108

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints David B. Talbot, Jr. as Proxy, with authority to act and with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the voting shares of common stock of Sooner Holdings, Inc. held of record by the undersigned on September 4, 1996, at the 1995 Annual Meeting of Shareholders to be held on October 16, 1996 or any adjournment thereof. The "Abstain" category listed below is utilized to determine the existence of a valid quorum.

1. ELECTION OF DIRECTORS For all nominees listed below (except as marked to the contrary below).

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

        R. C. Cunningham II, David B. Talbot, Jr. and Michael S. Williams

2.       RATIFICATION OF ARTHUR ANDERSEN LLP AS THE COMPANY'S AUDITORS.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR all nominees listed and FOR Proposal 2.

         Instructions: Please sign exactly as name appears below or complete name, address and number of shares held if not provided. When signing as attorney, as executor, administrator, corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties should sign.

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Dated:______________________________, 1996


__________________________________       _______________________________________
Signature                                Title (if applicable, see instructions)


__________________________________
Signature (if  jointly, both should sign)

Make corrections below, if necessary:

___________________________________

___________________________________

___________________________________


                       PLEASE MARK, SIGN, DATE AND RETURN
                         THE PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE.